Aberdeen Funds: Summary Prospectus

Aberdeen Emerging Markets Fund

February 28, 2018

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/usretail/literature/equity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2018, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2017, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: GEGAX Class C: GEGCX Class R: GEMRX Class T: ATMTX Institutional Class: ABEMX Institutional Service Class: AEMSX

Objective

The Aberdeen Emerging Markets Fund (the "Emerging Markets Fund" or the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A Sales Charges," "Reduction and Waiver of Class T Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 171, 174 and 228 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges," "Reduction of Sales Charges" and "Class T Shares" sections on pages 155, 156 and 159 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.25%	None	None
Other Expenses[4]	0.43%	0.40%	0.38%	0.43%	0.23%	0.40%
Total Annual Fund Operating Expenses	1.58%	2.30%	1.78%	1.58%	1.13%	1.30%
Less: Amount of Fee Limitations/Expense Reimbursements[5]	0.00%	0.20%	0.00%	0.00%	0.03%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.58%	2.10%	1.78%	1.58%	1.10%	1.30%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4  Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees. Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018  1

5  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$726	$1,045	$1,386	$2,345
Class C shares	$313	$699	$1,212	$2,620
Class R shares	$181	$560	$964	$2,095
Class T shares	$407	$736	$1,089	$2,081
Institutional Class shares	$112	$356	$619	$1,372
Institutional Service Class shares	$132	$412	$713	$1,568

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$213	$699	$1,212	$2,620

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16.55% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of, or has its principal office in an emerging market country;

•  has its principal securities trading market in an emerging market country; and/or

•  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser's quality rating for all companies.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for

2  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018

securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund's annual total returns for the Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund's average annual total returns to the returns of the MSCI Emerging Markets Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Emerging Markets Fund for periods prior to November 23, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"), which was a registered investment company. The Emerging Markets Fund adopted the performance of the Predecessor Fund as the result of a reorganization on November 23, 2009 in which the Emerging Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018  3

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund's Class A shares. Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund's Institutional Class shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: November 23, 2009) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 39.91% – 2nd quarter 2009
Lowest Return: -22.69% – 4th quarter 2008

After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	22.07%	1.00%	4.69%
Class C shares–Before Taxes	27.94%	1.57%	4.94%
Class R shares–Before Taxes	29.35%	1.90%	5.14%
Class T shares–Before Taxes	26.34%	1.69%	5.04%
Institutional Class shares–Before Taxes	30.24%	2.58%	5.53%
Institutional Class shares–After Taxes on Distributions	29.49%	1.79%	4.84%
Institutional Class shares–After Taxes on Distributions and Sale of Shares	17.11%	1.65%	4.12%
Institutional Service Class shares– Before Taxes	29.94%	2.37%	5.37%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	2.02%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Emerging Markets Fund's investment adviser and Aberdeen Asset Management Asia Limited ("AAMAL") and Aberdeen Asset Managers Limited ("AAML") serve as the Fund's subadvisers. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Hugh Young	Managing Director	Inception*
Devan Kaloo	Head of Equities	Inception*
Joanne Irvine	Head of Emerging Markets (Ex-Asia)	Inception*
Flavia Cheong, CFA®	Head of Equities — Asia Pacific ex Japan	2009
Mark Gordon-James, CFA®	Senior Investment Manager	Inception*

*Includes Predecessor Fund (inception date: May 11, 2007)

Purchase and Sale of Fund Shares

Effective February 22, 2013, the Fund is closed to new investors, except in limited circumstances. Additional information is available in the "Investing in Aberdeen Funds — Fund Closure" section in the Fund's prospectus.

4  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018

The Fund's minimum investment requirements are as follows:

Class A, Class C and Class T Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018  5

This page has been intentionally left blank.

6  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018

This page has been intentionally left blank.

  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018  7

This page has been intentionally left blank.

8  Aberdeen Emerging Markets Fund: Summary Prospectus as of February 28, 2018  AOE-0293-0218